SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  December 26, 2001

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of August 1, 2001, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2001-18)


               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-61840-13                13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2001-18 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of August 1, 2001 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, Wilshire Credit Corporation and Vesta Servicing, L.P., as servicers, and The Chase Manhattan Bank, as trustee. On December 26, 2001, October 25, 2001 and December 26, 2001 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.



Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on December 26, 2001 is filed as
               Exhibit 99.3 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE CHASE MANHATTAN BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein



Date: January 4, 2002            By:  /s/ Thomas M. Britt
                                   ---------------------------------------
                                        Thomas M. Britt
                                        Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on December 26, 2001

              CSFB Mortgage Pass-Through Certificates, Series 2001-18
                        Statement to Certificate Holders
                               December 26, 2001


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A_1         128,029,274.00    119,882,289.66    3,437,876.53    239,764.58  3,677,641.11    0.00          0.00      116,444,413.13
A_2         120,808,564.00    110,920,189.79    4,211,255.50    226,462.05  4,437,717.55    0.00          0.00      106,708,934.29
R                   100.00              0.00            0.00          0.00          0.00    0.00          0.00                0.00
M_1          32,832,796.00     32,832,796.00            0.00     84,818.06     84,818.06    0.00          0.00       32,832,796.00
M_2          29,376,712.00     29,376,712.00            0.00     86,906.11     86,906.11    0.00          0.00       29,376,712.00
B_1          20,736,503.00     20,736,503.00            0.00     85,538.07     85,538.07    0.00          0.00       20,736,503.00
B_2          13,824,335.00     13,824,335.00            0.00    138,243.35    138,243.35    0.00          0.00       13,824,335.00
P                   100.00            100.00            0.00     44,376.22     44,376.22    0.00          0.00              100.00
TOTALS      345,608,384.00    327,572,925.45    7,649,132.03    906,108.44  8,555,240.47    0.00          0.00      319,923,793.42

A_IO        127,232,254.00    115,277,237.40            0.00    672,450.55    672,450.55    0.00          0.00      110,644,544.38
X_1         345,608,387.10    330,761,109.97            0.00          0.00          0.00    0.00          0.00      324,741,662.80
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A_1      22540A8A9        936.36623808      26.85226919       1.87273248   28.72500167      909.51396889      A_1      2.400000 %
A_2      22540A8B7        918.14840039      34.85891530       1.87455295   36.73346825      883.28948509      A_2      2.450000 %
R        22540A8D3          0.00000000       0.00000000       0.00000000    0.00000000        0.00000000      R       11.824514 %
M_1      22540A8E1      1,000.00000000       0.00000000       2.58333345    2.58333345    1,000.00000000      M_1      3.100000 %
M_2      22540A8F8      1,000.00000000       0.00000000       2.95833346    2.95833346    1,000.00000000      M_2      3.550000 %
B_1      22540A8G6      1,000.00000000       0.00000000       4.12499976    4.12499976    1,000.00000000      B_1      4.950000 %
B_2      22540AAA0      1,000.00000000       0.00000000      10.00000000   10.00000000    1,000.00000000      B_2     12.000000 %
P        N/A            1,000.00000000       0.00000000           ######       #######    1,000.00000000      P       11.824514 %
TOTALS                    947.81533266      22.13236826       2.62177795   24.75414621      925.68296439

A_IO     22540A8C5        906.03784635       0.00000000       5.28522076    5.28522076      869.62653652      A_IO     7.000000 %
X_1                       957.04017123       0.00000000       0.00000000    0.00000000      939.62321205      X_1      0.000000 %
--------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  Thomas Britt
                The Chase Manhattan Bank - Structured Finance Services
                            450 West 33 St, 14th floor
                            New York, New York 10001
                              Tel: (212) 946-3228
                               Fax: 212) 946-8302
                           Email: Thomas Britt/Chase

                                      -6-

              CSFB Mortgage Pass-Through Certificates, Series 2001-18
                        Statement to Certificate Holders
                               December 26, 2001

Sec. 4.06(i) Scheduled Principal
                Group 1 Scheduled Principal                                       114,464.24
                Group 2 Scheduled Principal                                       114,854.46

             Principal Prepayments
                Group 1 Principal Prepayments                                   2,192,252.45
                Group 2 Principal Prepayments                                   2,904,583.42

             Curtailments
                Group 1 Curtailments                                              193,890.18
                Group 2 Curtailments                                              263,698.36

             Curtailment Adjustments
                Group 1 Curtailment Adjustments                                      414.51
                Group 2 Curtailment Adjustments                                      657.69

             Other Principal Adjustments (Includes Actual Prin on Simple Interest Loans)
                Group 1 Principal Adjustments                                      10,117.42
                Group 2 Principal Adjustments                                       6,267.22

             Liquidation Proceeds
                Group 1 Liquidation Proceeds                                      14,004.09
                Group 2 Liquidation Proceeds                                      34,642.19

             Gross Interest
                Group 1 Gross Interest                                         1,780,725.80
                Group 2 Gross Interest                                         1,621,845.26

Sec. 4.06(v) Beginning Collateral Balance
                Group 1 Beginning Collateral Balance                          171,321,776.63
                Group 2 Beginning Collateral Balance                          159,439,333.34

Sec. 4.06(v) Ending Collateral Balance
                Group 1 Ending Collateral Balance                             168,747,503.78
                Group 2 Ending Collateral Balance                             155,994,159.02

Sec. 4.06(v) Servicing Fees
                Group1 Servicing Fee                                               71,384.07
                Group2 Servicing Fee                                               66,433.06

Sec. 4.06(vi) Prepayment Penalties
                Group1 Prepayment Penalties                                        30,666.75
                Group2 Prepayment Penalties                                        13,708.48

Sec. 4.06(ix) Advances
                Group1 Advances                                                         0.00
                Group2 Advances                                                         0.00

Sec. 4.06(x) Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

             Group 1
                 Category      Number      Principal   Balance            Percentage
                1 Month         103            2,872,415.48                  1.70 %
                2 Month          49            1,344,778.73                  0.80 %
                3 Month          73            2,223,745.14                  1.32 %
                Total           225            6,440,939.35                  3.82 %

            Group 2
                 Category      Number      Principal   Balance            Percentage
                1 Month          66            3,080,133.00                  1.97 %
                2 Month          32            1,757,755.29                  1.13 %
                3 Month          34            2,189,158.25                  1.40 %
                 Total          132            7,027,046.54                  4.50 %

             Group Totals

                 Category      Number      Principal   Balance            Percentage
                1 Month         169            5,952,548.48                  1.83 %
                2 Month          81            3,102,534.02                  0.96 %
                3 Month         107            4,412,903.39                  1.36 %
                 Total          357           13,467,985.89                  4.15 %


             Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
             Group 1
                Number      Principal Balance    Percentage
                   2                 42,660.17                 0.03 %

             Group 2
                Number      Principal Balance    Percentage
                   3                 66,701.51                 0.04 %

             Group Totals
                Number      Principal Balance    Percentage
                   5                109,361.68                 0.03 %

                                      -7-

              CSFB Mortgage Pass-Through Certificates, Series 2001-18
                        Statement to Certificate Holders
                               December 26, 2001


Sec. 4.06(xii)  Number and Aggregate Principal Amounts of REO Loans

             Group 1
                Number      Principal Balance    Percentage
                 0                    0.00         0.00 %

             Group 2
                Number      Principal Balance    Percentage
                 0                    0.00         0.00 %

             Group Totals
                Number      Principal Balance    Percentage
                 0                    0.00         0.00 %


Sec. 4.06(xi)      Cumulative Realized Losses

Sec. 4.06(xi)      Realized Losses
                   Realized Losses - Group I                                      32,798.53
                   Realized Losses - Group II                                     62,574.10

                   Cumulative Realized Losses - Group I                           32,798.53
                   Cumulative Realized Losses - Group II                          62,574.10

Sec. 4.06(xiii)    Rolling Three Month Delinquency Rate                          0.718138 %

Sec. 4.06(xi)      60+ Delinquent Scheduled Payments - 12 Month Period
                   This Period (1)                                              42,672.78
                   (2)                                                          31,311.06
                   (3)                                                          15,115.79
                   (4)                                                             705.98
                   (5)                                                              0.00
                   (6)                                                              0.00
                   (7)                                                              0.00
                   (8)                                                              0.00
                   (9)                                                              0.00
                   (10)                                                             0.00
                   (11)                                                             0.00
                   (12)                                                             0.00

Sec. 4.06(xi)      60+ Delinquent Scheduled Payments - 12 Month Period
                   This Period (1)                                             50,693.88
                   (2)                                                         25,206.67
                   (3)                                                         11,597.82
                   (4)                                                             0.00
                   (5)                                                             0.00
                   (6)                                                             0.00
                   (7)                                                             0.00
                   (8)                                                             0.00
                   (9)                                                             0.00
                   (10)                                                            0.00
                   (11)                                                            0.00
                   (12)                                                            0.00


                Fees - Group 1
                Servicing Fee                                                  71,384.07
                Trustee Fee                                                       713.84
                Loss Mitigation Fee                                             2,141.52

                Fees - Group 2
                Servicing Fee                                                  66,433.06
                Trustee Fee                                                       664.33
                Loss Mitigation Fee                                             1,992.99
